                                                                    EXHIBIT 10.3

                                   GUARANTY
                                   --------
                               (Aviva Overseas, Inc.)

     THIS GUARANTY is made as of May 31, 2000, by Aviva Overseas, Inc., a Delaware corporation ("Guarantor"), in favor of Crosby Capital, LLC (the "Lender").

                                   RECITALS:

     1. Aviva Petroleum Inc., a Texas corporation ("Parent"), Aviva America, Inc., a Delaware corporation, ("Aviva America"), Guarantor, Aviva Operating, Inc., a Nevada corporation ("Aviva Operating"), Argosy Energy Incorporated ("Argosy Energy"), Neo Energy, Inc., a Texas corporation ("Neo" or "Borrower"), Garnet Resources Corporation, a Delaware corporation ("Garnet") and Lender are parties to a Loan, Settlement and Acquisition Agreement (the "Loan Agreement") of even date herewith, pursuant to which Lender has agreed to renew and extend credit to Neo.

     2. Neo has executed in favor of Lender that certain promissory note of even date herewith, payable to the order of Lender in the principal amount of $2,750,000 (such promissory note, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, being herein collectively called the "Amended and Restated Neo Note").

     3. Aviva Operating, Garnet, Argosy Energy, Garnet PNG Corporation, a Delaware corporation ("Garnet PNG"), Aviva America, Aviva Delaware Inc., a Delaware corporation, Argosy Energy International, a Utah limited partnership ("Argosy International"), Neo, Parent, ING (U.S.) Capital Corporation, a Delaware corporation ("ING"), Chase Bank of Texas, National Association ("Chase"), the Overseas Private Investment Corporation, an agency of the United States of America ("OPIC") and ING, as Lender for the creditors ("Collateral Agent") are parties to a Joint Finance and Intercreditor Agreement (herein, as from time to time amended, supplemented or restated, called the "Intercreditor Agreement"), pursuant to which ING has agreed to act as Collateral Agent for the benefit of creditors.

     4. Pursuant to the Loan Agreement, Guarantor has agreed to execute and deliver to Lender a satisfactory guaranty of all of the indebtedness of Neo under the Amended and Restated Neo Note and the Loan Documents (as defined in the Intercreditor Agreement).

     5. Parent owns directly, or indirectly through one or more subsidiaries, one-hundred percent (100%) of the outstanding shares of common stock of Guarantor and one-hundred percent (100%) of the outstanding shares of common stock of Neo.

     6. Parent, Neo, Guarantor, and the other direct and indirect subsidiaries of Parent are mutually dependent on each other in the conduct of their respective businesses under a holding company structure, with the credit needed from time to time by each often being provided by another or by means of financing obtained by one such affiliate with the support of the others for their mutual benefit and the ability of each to obtain such financing being dependent on the successful operations of the others.

     7. The board of directors of Guarantor has determined that Guarantor's execution, delivery and performance of this Guaranty may reasonably be expected to benefit Guarantor, directly or indirectly, is in the best interests of Guarantor and is necessary or convenient to the conduct, promotion or attainment of the business of Guarantor.

     NOW, THEREFORE, in consideration of the premises, of the benefits which will inure to Guarantor from Lender's advances of funds to Neo, and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, and in order to induce Lender to enter the Loan Agreement, Guarantor hereby agrees with Lender as follows:

                                  AGREEMENTS

     Section 1. Definitions. Reference is hereby made to the Loan Agreement and
                -----------
the Intercreditor Agreement for all purposes. All terms used in this Guaranty which are defined in the Loan Agreement and the Intercreditor Agreement and not otherwise defined herein shall have the same meanings when used herein. All references herein to any Loan Document or other document or instrument refer to the same as from time to time amended, supplemented or restated. As used herein the following terms shall have the following meanings:

     "Borrower" means Neo.
      --------

     "Lender" means Crosby Capital, LLC, its successors and any respective
      ------
assignees under any of the Loan Documents.

     "Note" means the Amended and Restated Neo Note.
      ----

     "Obligations" means collectively all of the indebtedness, obligations, and
      -----------
undertakings which are guaranteed by Guarantor and described in subsections (a),
(b) and (c) of Section 2, subject to Section 2(g).

     "Obligors" means Borrower, Guarantor and any other endorsers, guarantors or
      --------
obligors, primary or secondary, of any or all of the Obligations.

     "Security" means any rights, properties, or interests of Lender, under the
      --------
Security Documents or otherwise, which provide recourse or other benefits to Lender in connection with the Obligations or the non-payment or non-performance thereof, including Collateral (whether real or personal, tangible or intangible) in which Lender have rights under or pursuant to any Loan Documents, guarantees of the payment or performance of any Obligation, bonds, surety agreements, keep-well agreements, letters of credit, rights of subrogation, rights of offset, and rights pursuant to which other claims are subordinated to the Obligations.

     Section 2. Guaranty.
                --------

     (a) Guarantor hereby irrevocably, absolutely, and unconditionally guarantees Lender the prompt, complete, and full payment when due, and no matter how the same shall become due, of:

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          (i)  the Amended and Restated Neo Note, including all principal, all interest thereon and all other sums payable thereunder; and

          (ii) All other sums payable under the other Loan Documents, whether for principal, interest, reimbursements for drawings under Letters of Credit, fees (whether commitment fees, letter of credit fees, or otherwise), or otherwise.

Without limiting the generality of the foregoing, Guarantor's liability hereunder shall extend to and include all post-petition interest, expenses, and other duties and liabilities described above in this subsection (a), or below in the following subsection (b), which would be owed but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, or similar proceeding.

     (b) Guarantor hereby irrevocably, absolutely, and unconditionally guarantees to Lender the prompt, complete and full performance, when due, and no matter how the same shall become due, of all obligations and undertakings of any Aviva Party under, by reason of, or pursuant to any of the Loan Documents.

     (c) Guarantor hereby irrevocably, absolutely and unconditionally guarantees to Lender the prompt, complete and full performance, when due, and no matter how the same shall become due, of all obligations and undertakings of any Aviva Party under, by reason of, or pursuant to the Loan Agreement.

     (d) If Borrower or any Obligors shall for any reason fail to pay any Obligation, as and when such Obligation shall become due and payable, whether at its stated maturity, as a result of the exercise of any power to accelerate, or otherwise, Guarantor will, forthwith upon demand by Lender, pay such Obligation in full to the Lender for the benefit of the Lender to whom such Obligation is owed. If Borrower or Obligors shall for any reason fail to perform promptly any Obligation, Guarantor will, forthwith upon demand by Lender, cause such Obligation to be performed or, if specified by Lender, provide sufficient funds, in such amount and manner as Lender shall in good faith determine, for the prompt, full and faithful performance of such Obligation by Lender or such other Person as Lender shall designate.

     (e) If any of Borrower, Obligors or Guarantor fail to pay or perform any Obligation as described in the immediately preceding subsections (a), (b), or (c) Guarantor will incur the additional obligation to pay to Lender, and Guarantor will forthwith upon demand by Lender pay to Lender, the amount of any and all expenses, including reasonable fees and disbursements of Lender's counsel and of any experts or agents retained by Lender, which Lender may incur as a result of such failure.

     (f) As between Guarantor and Lender, Guarantor shall be primarily liable hereunder for the payment and performance of the Obligations.

     (g) Upon transfer and assignment of the Amended and Restated Neo Note to Parent in accordance with the Loan Agreement, the obligations set forth in Sections 2(a) and (b) hereof shall no longer constitute Obligations guaranteed hereunder.

     Section 3. Unconditional Guaranty.
                ----------------------

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

     (a) To the fullest extent permitted by applicable law, no action which Lender may take or omit to take in connection with any of the Loan Documents, any of the Obligations (or any other indebtedness owing by Borrower to Lender), or any Security, and no course of dealing of Lender with any Obligor or any other Person, shall release or diminish Guarantor's obligations, liabilities, agreements or duties hereunder, affect this Guaranty in any way, or afford Guarantor any recourse against Lender, regardless of whether any such action or inaction may increase any risks to or liabilities of Lender or any Obligor or increase any risk to or diminish any safeguard of any Security. Without limiting the foregoing, Guarantor hereby expressly agrees that Lender may, from time to time, without notice to or the consent of Guarantor, do any or all of the following, to the fullest extent permitted by applicable law:

          (i) Amend, change or modify, in whole or in part, any one or more of the Loan Documents and give or refuse to give any waivers or other indulgences with respect thereto.

          (ii) Neglect, delay, fail, or refuse to take or prosecute any action for the collection or enforcement of any of the Obligations, to foreclose or take or prosecute any action in connection with any Security or Loan Document, to bring suit against any Obligor or any other Person, or to take any other action concerning the Obligations or the Loan Documents.

          (iii) Accelerate, change, rearrange, extend, or renew the time, rate, terms, or manner for payment or performance of any one or more of the Obligations (whether for principal, interest, fees, expenses, indemnifications, affirmative or negative covenants, or otherwise).

          (iv) Compromise or settle any unpaid or unperformed Obligation or any other obligation or amount due or owing, or claimed to be due or owing, under any one or more of the Loan Documents.

          (v) Take, exchange, amend, eliminate, surrender, release, or subordinate any or all Security for any or all of the Obligations, accept additional or substituted Security therefor, and perfect or fail to perfect Lender's rights in any or all Security.

          (vi)  Discharge, release, substitute or add Obligors.

          (vii) Apply all monies received from Obligors or others, or from any Security for any of the Obligations, to payment of the Obligations as Lender may determine to be in its best interest, without in any way being required to marshall Security or assets or to apply all or any part of such monies upon any particular Obligations.

     (b) No action or inaction of any Obligor or any other Person, and no change of law or circumstances, shall release or diminish Guarantor's obligations, liabilities, agreements, or duties hereunder, affect this Guaranty in any way, or afford Guarantor any recourse against Lender. Without limiting the foregoing, the obligations, liabilities, agreements, and duties of Guarantor under this Guaranty shall not be released, diminished, impaired, reduced, or affected by the occurrence of any or all of the following from time to time, even if occurring without notice to or without the consent of Guarantor:

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          (i)   Any voluntary or involuntary liquidation, dissolution, sale of all or substantially all assets, marshalling of assets or liabilities, receivership, conservatorship, assignment for the benefit of creditors, insolvency, bankruptcy, reorganization, arrangement, or composition of any Obligor or any other proceedings involving any Obligor or any of the assets of any Obligor under laws for the protection of debtors, or stay of actions or lien enforcement proceedings against, any Obligor, any properties of any Obligor, or the estate in bankruptcy of any Obligor in the course of or resulting from any such proceedings.

          (ii) The failure by Lender to file or enforce a claim in any proceeding described in the immediately preceding subsection (i) or to take any other action in any proceeding to which any Obligor is a party.

          (iii) The release by operation of law of any Obligor from any of the Obligations or any other obligations to Lender.

          (iv) The invalidity, deficiency, illegality, or unenforceability of any of the Obligations or the Loan Documents, in whole or in part, any bar by any statute of limitations or other law of recovery on any of the Obligations, or any defense or excuse for failure to perform on account of force majeure, act of God, casualty, impossibility, impracticability, or other defense or excuse whatsoever.

          (v) The failure of any Obligor or any other Person to sign any guaranty or other instrument or agreement within the contemplation of any Obligor or Lender.

          (vi) The fact that Guarantor may have incurred directly part of the Obligations or is otherwise primarily liable therefor.

          (vii) Without limiting any of the foregoing, any fact or event (whether or not similar to any of the foregoing) which in the absence of this provision would or might constitute or afford a legal or equitable discharge or release of or defense to a guarantor or surety other than the actual payment and performance by Guarantor under this Guaranty.

     (c) Lender may invoke the benefits of this Guaranty before pursuing any remedies against any Obligor or any other Person and before proceeding against any Security now or hereafter existing for the payment or performance of any of the Obligations. Lender may maintain an action against Guarantor on this Guaranty without joining any other Obligor therein and without bringing separate action against any other Obligor.

     (d) If any payment to Lender by any Obligor is held to constitute a preference or avoidable transfer under applicable state or federal laws, or if for any reason Lender is required to refund such payment to the payor thereof or to pay the amount thereof to any other Person, such payment to Lender shall not constitute a release of Guarantor from any liability hereunder, and Guarantor agrees to pay such amount to Lender on demand and agrees and acknowledges that this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of any such payment or payments. Any transfer by subrogation which is made as contemplated in Section 6 prior to any such payment or payments shall (regardless of the terms of such transfer) be automatically voided upon the making of any such payment or payments, and all rights so transferred shall thereupon revert to and be vested in the Lender.

     (e) This is a continuing guaranty and shall apply to and cover all Obligations and renewals and extensions thereof and substitutions therefor from time to time.

     Section 4. Waiver. Guarantor hereby waives, with respect to the
                ------
Obligations, this Guaranty, and the other Loan Documents:

     (a) notice of the incurrence of any Obligation by Borrower, and notice of any kind concerning the assets, liabilities, financial condition, creditworthiness, businesses, prospects, or other affairs of Borrower (it being understood and agreed that (i) Guarantor shall take full responsibility for informing itself of such matters, (ii) Lender shall not have responsibility of any kind to inform Guarantor of such matters, and (iii) Lender is hereby authorized to assume that Guarantor, by virtue of its relationships with Borrower which are independent of this Guaranty, has full and complete knowledge of such matters at each time when Lender extends credit to Borrower or takes any other action which may change or increase Guarantor's liabilities or losses hereunder).

     (b) notice that Lender, any Obligor, or any other Person has taken or omitted to take any action under any Loan Document or any other agreement or instrument relating thereto or relating to any Obligation.

     (c) notice of acceptance of this Guaranty and all rights of Guarantor under ss.34.02 of the Texas Business and Commerce Code or any law of similar import in the state of New York.

     (d) demand, presentment for payment, and notice of demand, dishonor, nonpayment, or nonperformance.

     (e) notice of intention to accelerate, notice of acceleration, protest, notice of protest, notice of any exercise of remedies (as described in the following Section 5 or otherwise), and all other notices of any kind whatsoever.

     Section 5. Exercise of Remedies. Lender shall have the right to
                --------------------
enforce, from time to time, in any order and at such Lender's sole discretion, any rights, powers and remedies which Lender may have under the Loan Documents or otherwise, including judicial foreclosure, the exercise of rights of power of sale, the taking of a deed or assignment in lieu of foreclosure, the appointment of a receiver to collect rents, issues and profits, the exercise of remedies against personal property, or the enforcement of any assignment of leases, rentals, oil or gas production, or other properties or rights, whether real or personal, tangible or intangible; and Guarantor shall be liable to Lender hereunder for any deficiency resulting from the exercise by Lender of any such right or remedy even though any rights which Guarantor may have against Borrower or others may be destroyed or diminished by exercise of any such right or remedy. No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights, powers and remedies of Lender provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any other rights, powers or remedies provided by law or in equity. The rights of Lender hereunder are not conditional or contingent on any attempt by Lender to exercise any of its rights under any other Loan Document against any Obligor or any other Person.

     Section 6. No Subrogation. No payment or distribution to Lender pursuant to
                --------------
the provisions of this Guaranty shall entitle Guarantor to exercise any rights of subrogation in respect thereof.

     Section 7. Successors and Assigns. Guarantor's rights or obligations
                ----------------------
hereunder may not be assigned or delegated, but this Guaranty and such obligations shall pass to and be fully binding upon the successors of Guarantor, as well as Guarantor. This Guaranty shall apply to and inure to the benefit of Lender and their successors or assigns. Without limiting the generality of the immediately preceding sentence, Lender may assign, grant a participation in, or otherwise transfer any Obligation held by it or any portion thereof, and Lender may assign or otherwise transfer its rights or any portion thereof under any Loan Document, to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to Lender hereunder unless otherwise expressly provided by Lender in connection with such assignment or transfer.

     Section 8. Subordination and Offset. Other than as expressly provided in
                ------------------------
the Subordination Agreement, Guarantor hereby grants to Lender a right of offset to secure the payment of the Obligations and Guarantor's obligations and liabilities hereunder, which right of offset shall be upon any and all monies, securities and other property (and the proceeds therefrom) of Guarantor now or hereafter held or received by or in transit to Lender from or for the account of Guarantor, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special), credits and claims of Guarantor at any time existing against Lender. Upon the occurrence of any Default or Event of Default Lender is hereby authorized at any time and from time to time, without notice to Guarantor, to offset, appropriate and apply any and all items herein above referred to against the Obligations and Guarantor's obligations and liabilities hereunder irrespective of whether or not Lender shall have made any demand under this Guaranty and although such obligations and liabilities may be contingent or unmatured. Lender agrees to promptly notify Guarantor after any such offset and application made by Lender, provided that the failure to give such notice shall not affect the validity of such offset and application. The rights of Lender under this section are in addition to, and shall not be limited by, any other rights and remedies (including other rights of offset) which lender may have.

     Section 9. Representations and Warranties. Guarantor hereby represents and
                ------------------------------
warrants to Lender as follows:

     (a) The Recitals at the beginning of this Guaranty are true and correct in all respects.

     (b) All representations and warranties made in the Intercreditor Agreement and the Loan Agreement are true and correct in all respects.

     (c) Guarantor is a corporation, organized, existing and in good standing under the laws of its state of organization, having all corporate powers required to carry on its business and enter into and carry out the obligations contemplated hereby. Guarantor is duly qualified, in good standing, and authorized to do business in all other jurisdictions within the United States wherein the character of the properties owned or held by it or the nature of the business transacted by it makes such qualification necessary or required by law.

     (d) Guarantor has duly taken all corporate action necessary to authorize the execution and delivery by it of this Agreement and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations hereunder.

     (e) The execution and delivery by Guarantor of this Agreement, the performance by each of its obligations hereunder, and the consummation of the transactions contemplated hereby, do not and will not (i) conflict with any provision of (l) any domestic or foreign law, statute, rule or regulation, (2) the articles or certificate of incorporation, bylaws, or charter of Guarantor,
(3) any material agreement, judgment, license, order or permit applicable to or binding upon Guarantor, (ii) result in the acceleration of any Debt owed by Guarantor, or (iii) result in or require the creation of any Lien upon any assets or properties of Guarantor except as expressly contemplated herein or in the Loan Documents. No consent, approval, authorization or order of, and no notice to or filing with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by Guarantor hereunder or to consummate any transactions contemplated hereby.

     (f) The direct or indirect value of the consideration received and to be received by Guarantor in connection herewith is reasonably worth at least as much as the liability and obligations of Guarantor hereunder, and the incurrence of such liability and obligations in return for such consideration may reasonably be expected to benefit Guarantor, directly or indirectly.

     (g) Guarantor is not "insolvent" on the date hereof (that is, the sum of Guarantor's absolute and contingent liabilities, including the Obligations, does not exceed the fair market value of Guarantor's assets). Guarantor's capital is adequate for the businesses in which Guarantor is engaged and intends to be engaged. Guarantor has not hereby incurred, nor does Guarantor intend to incur or believe that it will incur, debts which will be beyond its ability to pay as such debts mature.

     Section 10. No Oral Change. No amendment of any provision of this Guaranty
                 --------------
shall be effective unless it is in writing and signed by Guarantor and Lender, and no waiver of any provision of this Guaranty, and no consent to any departure by Guarantor therefrom, shall be effective unless it is in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 11. Invalidity of Particular Provisions. If any term or provision
                 -----------------------------------
of this Guaranty shall be determined to be illegal or unenforceable all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

     Section 12. Headings and References. The headings used herein are for
                 -----------------------
purposes of convenience only and shall not be used in construing the provisions hereof. The words "this Guaranty," "this instrument," "herein," "hereof," "hereby" and words of similar import refer to this Guaranty as a whole and not to any particular subdivision unless expressly so limited. The phrases "this section" and "this subsection" and similar phrases refer only to the subdivisions hereof in which such phrases occur. The word "or" is not exclusive, and the word "including" (in its various forms) means "including without limitation". Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

     Section 13. Term. This Guaranty shall be irrevocable until all of the
                 ----
Obligations have been completely and finally paid and performed, and Lender shall not have any obligation to make any loans or other advances to Borrower, and all obligations and undertakings of Borrower under, by reason of, or pursuant to the Loan Documents have been completely performed, and this Guaranty is thereafter subject to reinstatement as provided in Section 3(d). All extensions of credit and financial accommodations heretofore or hereafter made to Borrower shall be conclusively presumed to have been made in acceptance hereof and in reliance hereon.

     Section 14. Notices. Any notice or communication required or permitted
                 -------
hereunder shall be given as provided in the Loan Agreement.

     Section 15. Limitation on Interest. Lender and Guarantor intend to contract
                 ----------------------
in strict compliance with applicable usury law from time to time in effect, and the provisions of the Intercreditor Agreement limiting the interest for which Guarantor is obligated are expressly incorporated herein by reference.

     Section 16. Not a Loan Document. This Guaranty does not constitute a Loan
                 -------------------
Document, as defined in the Intercreditor Agreement.

     Section 17. Counterparts. This Guaranty may be executed in any number of
                 ------------
counterparts, each of which when so executed shall be deemed to constitute one and the same Guaranty.

     SECTION 18. GOVERNING LAW; SUBMISSION TO PROCESS. THIS GUARANTY SHALL
                 ------------------------------------
BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. GUARANTOR HEREBY AGREES THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR (TO THE EXTENT THEY HAVE SUBJECT MATTER JURISDICTION) OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF TEXAS AS LENDER MAY ELECT, AND, BY EXECUTION AND DELIVERY HEREOF, GUARANTOR ACCEPTS AND CONSENTS FOR ITSELF AND IN RESPECT TO ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, TO THE JURISDICTION OF THE AFORESAID COURTS AND AGREES THAT SUCH JURISDICTION SHALL BE EXCLUSIVE, UNLESS WAIVED BY LENDER IN WRITING, WITH RESPECT TO ANY ACTION OR PROCEEDING BROUGHT BY IT AGAINST LENDER AND ANY QUESTIONS RELATING TO USURY. GUARANTOR

WAIVES ANY RIGHT TO STAY OR TO DISMISS ANY ACTION OR PROCEEDING BROUGHT BEFORE SAID COURTS ON THE BASIS OF FORUM NON CONVENIENS. NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF LENDER TO BRING PROCEEDINGS AGAINST ANY OBLIGOR IN THE COURTS OF ANY OTHER JURISDICTION.

     IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty as of the date first written above.

                                      AVIVA OVERSEAS, INC.

                                      By: /s/ R. Suttill
                                          --------------
                                          Name: Ron Suttill
                                          Title: President

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